                                                                    EXHIBIT 99.7

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-6HE

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[337,925,000] (Approximate)
                              Offered Certificates

                              Terwin Mortgage Trust
                 Asset-Backed Certificates, Series TMTS 2005-6HE

                             [THE WINTER GROUP LOGO]

                         SPECIALIZED LOAN SERVICING, LLC
                                    SERVICER

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
          MASTER SERVICER, BACKUP SERVICER AND SECURITIES ADMINISTRATOR

                         U.S. BANK NATIONAL ASSOCIATION
                                     TRUSTEE

                               FEBRUARY [10], 2005
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-6HE

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material, except to the extent provided in the following paragraph.

Notwithstanding anything else to the contrary in these Computational Materials, each addressee hereof (and each employee, representative or other agent of each addressee) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the securities described herein and all materials of any kind (including opinions or other tax analyses) that are provided to each addressee relating to such tax treatment and tax structure.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                         $ 150,628,082
Aggregate Original Principal Balance                            $ 150,628,221
Number of Mortgage Loans                                                  626

                                                 MINIMUM           MAXIMUM           AVERAGE (1)
                                                 -------           --------          -----------
Original Principal Balance                       $51,000           $999,900          $240,620
Outstanding Principal Balance                    $51,000           $999,900          $240,620

                                                 MINIMUM            MAXIMUM       WEIGHTED AVERAGE (2)
                                                 -------            --------      --------------------
Original Term (mos)                                  360                 360                 360
Stated Remaining Term (mos)                          353                 358                 357
Loan Age (mos)                                         2                   7                   3
Current Interest Rate                              5.125%             11.500%              7.201%
Initial Interest Rate Cap                          1.500%              5.000%              3.130%
Periodic Rate Cap                                  1.000%              2.000%              1.002%
Gross Margin                                       2.250%              9.600%              4.784%
Maximum Mortgage Rate                             10.125%             17.500%             13.091%
Minimum Mortgage Rate                              2.250%             11.500%              5.084%
Months to Roll                                        17                  58                  26
Original Loan-to-Value                             38.96%             100.00%              77.95%
Credit Score (3)                                     511                 818                 687

                                                EARLIEST             LATEST
                                               ----------          ----------
Maturity Date                                  09/01/2034          02/01/2035

                                               PERCENT OF
LIEN POSITION                                MORTGAGE POOL
                                             -------------
1st Lien                                          100.00%

OCCUPANCY
Primary                                            70.79%
Second Home                                         6.45
Investment                                         22.76

LOAN TYPE
Fixed Rate                                          1.11%
ARM                                                98.89

AMORTIZATION TYPE
Fully Amortizing                                    0.00%
Interest-Only                                     100.00

YEAR OF ORIGINATION
2004                                               46.14%
2005                                               53.86

LOAN PURPOSE
Purchase                                           77.16%
Refinance - Rate Term                               4.74
Refinance - Cashout                                18.10

PROPERTY TYPE
Single Family Residence                            68.96%
Townhouse                                           1.96
Condominium                                         4.49
Two-to-Four Family                                  9.76
Cooperative                                         0.15
Planned Unit Development                           14.69

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                 AGGREGATE                          WEIGHTED     AVERAGE     WEIGHTED
                     NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE     PRINCIPAL     AVERAGE  PERCENT
     RANGE OF        MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT      BALANCE     ORIGINAL   FULL       PERCENT
  MORTGAGE RATES       LOANS    OUTSTANDING      POOL      COUPON    SCORE     OUTSTANDING      LTV      DOC         IO
------------------   ---------  -----------   ----------  --------  --------   -----------   --------  -------     -------
 5.500% or less          1      $   923,200      0.61%     5.125%     755      $  923,200     84.00%     0.00%     100.00%
 5.501% to  6.000%      34        9,837,370      6.53      5.900      697         289,334     75.05     37.32      100.00
 6.001% to  6.500%      85       22,288,853     14.80      6.340      679         262,222     76.94     20.26      100.00
 6.501% to  7.000%     149       32,376,350     21.49      6.849      694         217,291     77.41     16.40      100.00
 7.001% to  7.500%     155       36,947,216     24.53      7.375      691         238,369     78.46      8.04      100.00
 7.501% to  8.000%     119       28,215,534     18.73      7.791      689         237,105     79.23     14.25      100.00
 8.001% to  8.500%      66       17,490,250     11.61      8.179      677         265,004     78.54     18.93      100.00
 8.501% to  9.000%      12        1,764,157      1.17      8.807      647         147,013     84.12     22.55      100.00
 9.001% to  9.500%       1          128,000      0.08      9.100      520         128,000     80.00      0.00      100.00
 9.501% to 10.000%       2          415,700      0.28      9.937      627         207,850     51.06     15.80      100.00
10.501% to 11.000%       1          129,452      0.09     10.788      525         129,452     70.00    100.00      100.00
11.001% to 11.500%       1          112,000      0.07     11.500      511         112,000     70.00    100.00      100.00
                       ---      -----------    ------      -----      ---      ----------     -----     -----      ------
TOTAL:                 626      $50,628,082    100.00%     7.201%     687      $  240,620     77.95%    16.27%     100.00%
                       ===      ===========    ======      =====      ===      ==========     =====     =====      ======

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.125% per annum to 11.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.201% per annum.

REMAINING MONTHS TO STATED MATURITY

                                       AGGREGATE                           WEIGHTED    AVERAGE      WEIGHTED
     RANGE OF             NUMBER OF    PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL     AVERAGE    PERCENT
 REMAINING MONTHS         MORTGAGE      BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE      ORIGINAL     Full     Percent
TO STATED MATURITY          LOANS     OUTSTANDING      POOL       COUPON    SCORE    OUTSTANDING      LTV        DOC        IO
------------------        --------   -------------  ----------   --------  --------  -----------    --------   ------     -------
349 to 360                  626      $ 150,628,082   100.00%      7.201%     687     $   240,620     77.95%     16.27%    100.00%
                            ---      -------------   ------       -----      ---     -----------     -----      -----     ------
TOTAL:                      626      $ 150,628,082   100.00%      7.201%     687     $   240,620     77.95%     16.27%    100.00%
                            ===      =============   ======       =====      ===     ===========     =====      =====     ======

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 353 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 357 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                       AGGREGATE                           WEIGHTED    AVERAGE      WEIGHTED
       RANGE OF           NUMBER OF    PRINCIPAL   PERCENT OF    WEIGHTED  AVERAGE    PRINCIPAL     AVERAGE    PERCENT
ORIGINAL MORTGAGE LOAN    MORTGAGE      BALANCE     MORTGAGE     AVERAGE    CREDIT     BALANCE      ORIGINAL     FULL     PERCENT
  PRINCIPAL BALANCES        LOANS     OUTSTANDING     POOL        COUPON    SCORE    OUTSTANDING      LTV        DOC         IO
-----------------------   ---------  ------------  ----------    --------  --------  -----------    --------   -------    -------
$ 50,001 to $   100,000       40     $  3,213,292      2.13%      7.476%      688    $    80,332     74.99%     21.09%    100.00%
$100,001 to $   150,000      128       16,263,492     10.80       7.325       680        127,059     78.17      21.06     100.00
$150,001 to $   200,000      126       22,080,257     14.66       7.214       686        175,240     78.47      22.19     100.00
$200,001 to $   250,000      105       23,609,813     15.67       7.192       689        224,855     78.68      15.23     100.00
$250,001 to $   300,000       87       23,774,711     15.78       7.141       677        273,273     79.22      10.36     100.00
$300,001 to $   350,000       49       16,016,873     10.63       7.108       690        326,875     78.12      10.43     100.00
$350,001 to $   400,000       30       11,189,466      7.43       7.236       686        372,982     78.81      17.34     100.00
$400,001 to $   450,000       18        7,702,076      5.11       7.125       691        427,893     78.70      10.74     100.00
$450,001 to $   500,000        9        4,219,800      2.80       7.297       697        468,867     78.68       0.00     100.00
$500,001 to $   550,000        6        3,157,450      2.10       7.707       705        526,242     76.26       0.00     100.00
$550,001 to $   600,000        7        4,020,360      2.67       7.666       719        574,337     77.07      28.64     100.00
$600,001 to $   650,000       13        8,228,642      5.46       6.959       697        632,972     72.65       0.00     100.00
$700,001 to $   750,000        1          720,000      0.48       6.000       641        720,000     80.00       0.00     100.00
$750,001 to $   800,000        1          800,000      0.53       6.875       640        800,000     71.43       0.00     100.00
$850,001 to $   900,000        2        1,755,000      1.17       7.821       698        877,500     76.47      51.28     100.00
$900,001 to $   950,000        1          923,200      0.61       5.125       755        923,200     84.00       0.00     100.00
$950,001 to $ 1,000,000        3        2,953,650      1.96       7.284       686        984,550     70.87     100.00     100.00
                             ---     ------------    ------       -----       ---    -----------     -----      -----     ------
TOTAL:                       626     $150,628,082    100.00%      7.201%      687    $   240,620     77.95%     16.27%    100.00%
                             ===     ============    ======       =====       ===    ===========     =====      =====     ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans from approximately $51,000 to approximately $999,900 and the average outstanding principal balance of the Mortgage Loans was approximately $240,620.

PRODUCT TYPES

                                       AGGREGATE                           WEIGHTED    AVERAGE      WEIGHTED
                          NUMBER OF    PRINCIPAL   PERCENT OF    WEIGHTED  AVERAGE    PRINCIPAL     AVERAGE    PERCENT
                          MORTGAGE      BALANCE     MORTGAGE     AVERAGE    CREDIT     BALANCE      ORIGINAL     FULL     PERCENT
 PRODUCT TYPES              LOANS     OUTSTANDING     POOL        COUPON    SCORE    OUTSTANDING      LTV        DOC         IO
---------------           ---------  ------------  ----------    --------  --------  -----------    --------   -------    -------
30 Year Fixed Loans           6      $  1,664,895      1.11%      7.079%      648    $   277,483     78.61%     54.35%    100.00%
2/28 LIBOR ARM              450       107,599,513     71.43       7.254       688        239,110     78.16      15.05     100.00
3/27 LIBOR ARM              125        31,231,600     20.73       7.066       683        249,853     77.59      16.62     100.00
5/25 LIBOR ARM               45        10,132,074      6.73       7.079       700        225,157     76.69      21.86     100.00
                            ---      ------------    ------       -----       ---    -----------     -----      -----     ------
TOTAL:                      626      $150,628,082    100.00%      7.201%      687    $   240,620     77.95%     16.27%    100.00%
                            ===      ============    ======       =====       ===    ===========     =====      =====     ======

AMORTIZATION TYPE

                                       AGGREGATE                           WEIGHTED    AVERAGE      WEIGHTED
                          NUMBER OF    PRINCIPAL   PERCENT OF    WEIGHTED  AVERAGE    PRINCIPAL     AVERAGE    PERCENT
                          MORTGAGE      BALANCE     MORTGAGE     AVERAGE    CREDIT     BALANCE      ORIGINAL     FULL     PERCENT
  AMORTIZATION TYPE         LOANS     OUTSTANDING     POOL        COUPON    SCORE    OUTSTANDING      LTV        DOC         IO
-----------------------   ---------  ------------  ----------    --------  --------  -----------    --------   -------    -------
24 Month Interest-Only       49      $ 11,750,507      7.80%      6.968%      691    $   239,806      76.22%    24.59%    100.00%
36 Month Interest-Only       29         6,730,540      4.47       6.983       678        232,088      79.01     28.91     100.00
60 Month Interest-Only      215        50,096,185     33.26       7.194       683        233,006      78.66     17.85     100.00
120 Month Interest-Only     333        82,050,850     54.47       7.257       691        246,399      77.68     13.08     100.00
                            ---      ------------    ------       -----       ---    -----------      -----     -----     ------
TOTAL:                      626      $150,628,082    100.00%      7.201%      687    $   240,620      77.95%    16.27%    100.00%
                            ===      ============    ======       =====       ===    ===========      =====     =====     ======

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                       AGGREGATE                           WEIGHTED    AVERAGE      WEIGHTED
                          NUMBER OF    PRINCIPAL   PERCENT OF    WEIGHTED  AVERAGE    PRINCIPAL     AVERAGE    PERCENT
                          MORTGAGE      BALANCE     MORTGAGE     AVERAGE    CREDIT     BALANCE      ORIGINAL     FULL     PERCENT
 GEOGRAPHIC LOCATION        LOANS     OUTSTANDING     POOL        COUPON    SCORE    OUTSTANDING      LTV        DOC         IO
-----------------------   ---------  ------------  ----------    --------  --------  -----------    --------   -------    -------
Alaska                        1      $    140,000      0.09%      7.000%      585    $   140,000      80.00%    100.00%   100.00%
Arizona                      34         5,979,733      3.97       7.241       688        175,875      76.26      36.76    100.00
Arkansas                      1            92,800      0.06       7.375       685         92,800      80.00       0.00    100.00
California                  139        46,467,019     30.85       7.171       684        334,295      77.29      14.82    100.00
Colorado                      9         1,905,079      1.26       7.063       679        211,675      77.55      15.51    100.00
Connecticut                   1           212,000      0.14       6.875         0        212,000      80.00       0.00    100.00
Delaware                      2           365,600      0.24       7.384       657        182,800      80.00      30.20    100.00
District of Columbia          7         1,414,300      0.94       7.566       645        202,043      79.24      30.12    100.00
Florida                      33         7,659,790      5.09       7.253       702        232,115      76.57      19.47    100.00
Georgia                      10         1,404,732      0.93       7.201       683        140,473      79.83      61.25    100.00
Idaho                         2           165,120      0.11       6.922       710         82,560      76.20      62.02    100.00
Illinois                      9         1,289,087      0.86       8.340       617        143,232      79.65      25.44    100.00
Indiana                       1           109,150      0.07       8.350       588        109,150      94.91     100.00    100.00
Louisiana                     1            59,450      0.04       8.125       643         59,450      70.00       0.00    100.00
Maryland                     44         9,632,550      6.39       7.376       681        218,922      76.83      14.36    100.00
Massachusetts                 5         1,260,000      0.84       7.142       675        252,000      74.61      17.62    100.00
Michigan                      2           308,100      0.20       6.775       610        154,050      83.53     100.00    100.00
Minnesota                    13         2,165,590      1.44       7.346       673        166,584      77.26      19.02    100.00
Missouri                      2           220,000      0.15       7.873       615        110,000      80.00      49.09    100.00
Nevada                      174        41,986,804     27.87       7.074       697        241,303      79.10      11.96    100.00
New Jersey                    5         1,030,400      0.68       7.088       666        206,080      82.41      44.21    100.00
New Mexico                    2           427,200      0.28       8.125       709        213,600      80.00       0.00    100.00
New York                      9         2,969,375      1.97       7.090       654        329,931      74.95      27.73    100.00
North Carolina               10         1,913,449      1.27       7.640       672        191,345      81.03      25.61    100.00
Ohio                          3           444,400      0.30       7.222       700        148,133      76.73       0.00    100.00
Oklahoma                      1           196,000      0.13       7.375       665        196,000      70.00       0.00    100.00
Oregon                        5           850,800      0.56       7.721       701        170,160      80.00      33.90    100.00
Rhode Island                  5         1,186,520      0.79       7.036       706        237,304      77.35      13.75    100.00
South Carolina                6           851,486      0.57       7.738       683        141,914      75.36       0.00    100.00
Tennessee                     2           230,320      0.15       6.633       647        115,160      79.72      35.39    100.00
Texas                        11         1,449,358      0.96       7.501       708        131,760      76.43      12.22    100.00
Utah                          5           954,660      0.63       7.233       706        190,932      77.92       0.00    100.00
Virginia                     54        12,647,562      8.40       7.251       694        234,214      78.45       6.51    100.00
Washington                   16         2,407,798      1.60       7.213       690        150,487      79.82      28.69    100.00
Wisconsin                     1           111,200      0.07       6.150       713        111,200      80.00     100.00    100.00
Wyoming                       1           120,650      0.08       6.750       660        120,650      80.00       0.00    100.00
                            ---      ------------    ------       -----       ---    -----------      -----      -----    ------
TOTAL:                      626      $150,628,082    100.00%      7.201%      687    $   240,620      77.95%     16.27%   100.00%
                            ===      ============    ======       =====       ===    ===========      =====      =====    ======

No more than approximately 3.80% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                       AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                           NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF ORIGINAL          MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
LOAN-TO-VALUE RATIOS         LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
---------------------------------------------------------------------------------------------------------------------------
50.00% or less                  2     $    500,000      0.33%    8.995%     643     $   250,000    42.31%    0.00%  100.00%
50.01% to 55.00%                2          757,750      0.50     6.400      642         378,875    52.35     0.00   100.00
55.01% to 60.00%                8        3,297,837      2.19     6.090      692         412,230    58.75    30.32   100.00
60.01% to 65.00%                4        1,346,000      0.89     6.513      625         336,500    63.86     0.00   100.00
65.01% to 70.00%               77       15,715,688     10.43     7.256      694         204,100    69.90    11.89   100.00
70.01% to 75.00%               34       10,092,486      6.70     7.347      683         296,838    74.23    29.83   100.00
75.01% to 80.00%              473      112,350,030     74.59     7.227      690         237,526    79.88    14.16   100.00
80.01% to 85.00%               10        3,004,550      1.99     6.442      674         300,455    83.83    52.35   100.00
85.01% to 90.00%               11        2,218,572      1.47     7.742      630         201,688    89.70    34.23   100.00
90.01% to 95.00%                4        1,070,169      0.71     7.192      645         267,542    94.43    10.20   100.00
95.01% to 100.00%               1          275,000      0.18     7.900      632         275,000   100.00   100.00   100.00
                              ---     ------------    ------     -----      ---     -----------   ------   ------   ------
TOTAL:                        626     $150,628,082    100.00%    7.201%     687     $   240,620    77.95%   16.27%  100.00%
                              ===     ============    ======     =====      ===     ===========   ======   ======   ======

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 38.96% to 100.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 77.95% .

LOAN PURPOSE

                                       AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                           NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                           MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
LOAN PURPOSE                 LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
---------------------------------------------------------------------------------------------------------------------------
Purchase                      505     $116,225,708     77.16%    7.218%     695     $   230,150   78.60%    14.38%  100.00%
Refinance - Cashout            96       27,268,624     18.10     7.185      658         284,048   75.45     20.75   100.00
Refinance - Rate Term          25        7,133,750      4.74     6.996      676         285,350   76.93     29.85   100.00
                              ---     ------------    ------     -----      ---     -----------   -----     -----   ------
TOTAL:                        626     $150,628,082    100.00%    7.201%     687     $   240,620   77.95%    16.27%  100.00%
                              ===     ============    ======     =====      ===     ===========   =====     =====   ======

PROPERTY TYPE

                                       AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                           NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                           MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
PROPERTY TYPE                LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
---------------------------------------------------------------------------------------------------------------------------
Single Family Residence       434     $103,872,620     68.96%    7.189%     686     $   239,338    78.35%   17.81%  100.00%
Townhouse                      16        2,945,200      1.96     6.910      686         184,075    74.90     9.22   100.00
Condominium                    36        6,759,773      4.49     7.413      696         187,771    78.96    14.81   100.00
Two-to-Four Family             50       14,697,481      9.76     7.659      687         293,950    75.00     5.51   100.00
Cooperative                     1          226,000      0.15     7.625      788         226,000    80.00     0.00   100.00
Planned Unit Development       89       22,127,008     14.69     6.924      691         248,618    78.11    17.73   100.00
                              ---     ------------    ------     -----      ---     -----------    -----    -----   ------
TOTAL:                        626     $150,628,082    100.00%    7.201%     687     $   240,620    77.95%   16.27%  100.00%
                              ===     ============    ======     =====      ===     ===========    =====    =====   ======

DOCUMENTATION

                                       AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                           NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                           MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
DOCUMENTATION                LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
---------------------------------------------------------------------------------------------------------------------------
Reduced Documentation         188      $50,116,932     33.27%    7.236%     688     $   266,579    77.19%     0.00% 100.00%
Stated Documentation          141       30,041,866     19.94     7.131      678         213,063    78.79      0.00  100.00
No Ratio                       91       25,452,076     16.90     7.392      691         279,693    77.90      0.00  100.00
Full Documentation            108       24,503,564     16.27     7.056      676         226,885    78.47    100.00  100.00
No Income/No Asset             98       20,513,644     13.62     7.156      707         209,323    78.02      0.00  100.00
                              ---     ------------    ------     -----      ---     -----------    -----    ------  ------
TOTAL:                        626     $150,628,082    100.00%    7.201%     687     $   240,620    77.95%    16.27% 100.00%
                              ===     ============    ======     =====      ===     ===========    =====    ======  ======

OCCUPANCY

                                       AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                           NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                           MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
OCCUPANCY                    LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
---------------------------------------------------------------------------------------------------------------------------
Primary                       405     $106,627,965     70.79%    7.114%     678     $   263,279   78.44%    14.99%  100.00%
Investment                    174       34,284,530     22.76     7.553      707         197,038   76.42     19.13   100.00
Second Home                    47        9,715,587      6.45     6.921      720         206,715   78.00     20.21   100.00
                              ---     ------------    ------     -----      ---     -----------   -----     -----   ------
TOTAL:                        626     $150,628,082    100.00%    7.201%     687     $   240,620   77.95%    16.27%  100.00%
                              ===     ============    ======     =====      ===     ===========   =====     =====   ======

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                       AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                           NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
MORTGAGE LOAN              MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
AGE (MONTHS)                 LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
---------------------------------------------------------------------------------------------------------------------------
2                             122     $ 27,471,918     18.24%    7.063%     661     $   225,180   78.56%    20.27%  100.00%
3                             384       89,305,750     59.29     7.315      693         232,567   78.25     14.52   100.00
4                              87       26,195,184     17.39     7.095      688         301,094   76.97     18.07   100.00
5                              26        5,633,180      3.74     6.683      702         216,661   75.60     21.92   100.00
6                               6        1,864,550      1.24     6.918      725         310,758   75.93      0.00   100.00
7                               1          157,500      0.10     6.125      730         157,500   75.00      0.00   100.00
                              ---     ------------    ------     -----      ---     -----------   -----     -----   ------
TOTAL:                        626     $150,628,082    100.00%    7.201%     687     $   240,620   77.95%    16.27%  100.00%
                              ===     ============    ======     =====      ===     ===========   =====     =====   ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                       AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                           NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
ORIGINAL PREPAYMENT        MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
PENALTY TERM                 LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
---------------------------------------------------------------------------------------------------------------------------
None                          273     $ 67,445,713     44.78%    7.212%     687     $   247,054    78.09%   15.01%  100.00%
4 Months                        1          649,950      0.43     7.000      732         649,950    76.55     0.00   100.00
6 Months                        4          905,641      0.60     7.106      675         226,410    83.43    34.25   100.00
12 Months                      10        3,098,982      2.06     7.854      697         309,898    74.23    36.72   100.00
24 Months                     249       57,458,366     38.15     7.159      690         230,756    77.86    15.81   100.00
36 Months                      78       17,742,038     11.78     7.157      674         227,462    77.89    16.27   100.00
60 Months                      11        3,327,392      2.21     7.411      703         302,490    79.13    28.85   100.00
                              ---     ------------    ------     -----      ---     -----------    -----    -----   ------
TOTAL:                        626     $150,628,082    100.00%    7.201%     687     $   240,620    77.95%   16.27%  100.00%
                              ===     ============    ======     =====      ===     ===========    =====    =====   ======

The weighted average original prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.

CREDIT SCORES

                                       AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                           NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF                   MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
CREDIT SCORES                LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
---------------------------------------------------------------------------------------------------------------------------
Not Available                   3     $    580,000      0.39%    6.609%       0     $   193,333    80.00%   31.03%  100.00%
511 to 525                      3          369,452      0.25    10.419      519         123,151    73.46    65.35   100.00
526 to 550                      4          638,035      0.42     7.389      540         159,509    83.33    10.30   100.00
551 to 575                      4          863,300      0.57     7.534      564         215,825    85.78    65.25   100.00
576 to 600                     15        2,405,670      1.60     6.906      586         160,378    77.10    65.00   100.00
601 to 625                     55       11,703,588      7.77     7.342      620         212,793    78.12    23.39   100.00
626 to 650                     71       18,315,044     12.16     7.179      637         257,958    76.89    16.92   100.00
651 to 675                     96       24,528,513     16.28     7.261      664         255,505    78.37    13.93   100.00
676 to 700                    135       32,833,433     21.80     7.308      687         243,211    78.10    12.19   100.00
701 to 725                    119       28,577,787     18.97     7.079      715         240,149    77.39    13.52   100.00
726 to 750                     51       11,761,653      7.81     7.196      737         230,621    78.34     8.00   100.00
751 to 775                     52       12,709,056      8.44     6.986      761         244,405    78.65    22.69   100.00
776 to 800                     17        5,272,951      3.50     7.099      784         310,174    77.42    17.91   100.00
801 to 818                      1           69,600      0.05     8.125      818          69,600    80.00     0.00   100.00
                              ---     ------------    ------     -----      ---     -----------    -----    -----   ------
TOTAL:                        626     $150,628,082    100.00%    7.201%     687     $   240,620    77.95%   16.27%  100.00%
                              ===     ============    ======     =====      ===     ===========    =====    =====   ======

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 511 to 818 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 687.

GROSS MARGINS

                                       AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                           NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF                   MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
GROSS MARGINS                LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
---------------------------------------------------------------------------------------------------------------------------
2.001% to 2.500%                9     $  2,748,350      1.84%    6.297%     668     $   305,372    78.67%   16.63%  100.00%
2.501% to 3.000%               59       15,366,165     10.32     6.637      693         260,443    74.65    19.87   100.00
3.001% to 3.500%               42        9,228,001      6.19     6.811      695         219,714    77.77    25.01   100.00
3.501% to 4.000%               68       16,162,723     10.85     7.210      693         237,687    77.12     8.45   100.00
4.001% to 4.500%               63       15,388,189     10.33     7.043      697         244,257    78.45    11.00   100.00
4.501% to 5.000%               70       15,426,109     10.36     7.081      696         220,373    78.23    10.60   100.00
5.001% to 5.500%              123       29,956,157     20.11     7.037      695         243,546    78.50    12.59   100.00
5.501% to 6.000%              107       25,630,165     17.21     7.544      685         239,534    78.96    16.45   100.00
6.001% to 6.500%               70       17,667,776     11.86     7.966      663         252,397    78.12    24.17   100.00
6.501% to 7.000%                5          801,452      0.54     8.838      598         160,290    76.99    30.13   100.00
7.001% to 7.500%                1          296,000      0.20     7.375      561         296,000    87.83   100.00   100.00
7.501% to 8.000%                1           68,000      0.05     7.700      593          68,000    85.00   100.00   100.00
8.501% to 9.000%                1          158,400      0.11     8.550      557         158,400    90.00   100.00   100.00
9.501% to 10.000%               1           65,700      0.04     9.600      526          65,700    90.00   100.00   100.00
                              ---     ------------    ------     -----      ---     -----------    -----   ------   ------
TOTAL:                        620     $148,963,187    100.00%    7.203%     688     $   240,263    77.94%   15.84%  100.00%
                              ===     ============    ======     =====      ===     ===========    =====   ======   ======

As of the Cut-off Date, the Margin for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 9.600% per annum and the weighted average Margin of the Adjustable Rate Mortgage Loans was approximately 4.784% per annum.

MAXIMUM MORTGAGE RATES

                                       AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                           NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF MAXIMUM           MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
MORTGAGE RATES               LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
---------------------------------------------------------------------------------------------------------------------------
11.000% or less                 5     $  2,778,700      1.87%     5.698%    726     $   555,740    69.78%   35.98%  100.00%
11.001% to 11.500%              8        2,634,342      1.77      6.419     689         329,293    76.01    11.63   100.00
11.501% to 12.000%             47       12,747,885      8.56      6.253     697         271,232    77.47    25.70   100.00
12.001% to 12.500%             90       23,217,671     15.59      6.493     682         257,974    77.23    19.79   100.00
12.501% to 13.000%            138       28,305,871     19.00      6.904     694         205,115    77.60    14.27   100.00
13.001% to 13.500%            140       33,239,386     22.31      7.382     690         237,424    78.50     7.06   100.00
13.501% to 14.000%            116       27,129,595     18.21      7.833     690         233,876    79.26    14.82   100.00
14.001% to 14.500%             66       17,396,650     11.68      8.169     677         263,586    78.53    19.03   100.00
14.501% to 15.000%              5          727,935      0.49      8.686     574         145,587    89.98    54.65   100.00
15.001% to 15.500%              1          128,000      0.09      9.100     520         128,000    80.00     0.00   100.00
15.501% to 16.000%              2          415,700      0.28      9.937     627         207,850    51.06    15.80   100.00
16.501% to 17.000%              1          129,452      0.09     10.788     525         129,452    70.00   100.00   100.00
17.001% to 17.500%              1          112,000      0.08     11.500     511         112,000    70.00   100.00   100.00
                              ---     ------------    ------     ------     ---     -----------    -----   ------   ------
TOTAL:                        620     $148,963,187    100.00%     7.203%    688     $   240,263    77.94%   15.84%  100.00%
                              ===     ============    ======     ======     ===     ===========    =====   ======   ======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.125% per annum to 17.500% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.091% per annum.

NEXT RATE ADJUSTMENT DATE

                                       AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                           NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
NEXT RATE                  MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
ADJUSTMENT DATE              LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
---------------------------------------------------------------------------------------------------------------------------
September 2006                  1     $    157,500      0.11%    6.125%     730     $   157,500    75.00%    0.00%  100.00%
October 2006                    3        1,027,050      0.69     7.267      742         342,350    75.34     0.00   100.00
November 2006                  12        2,364,630      1.59     6.972      693         197,053    73.59    25.20   100.00
December 2006                  61       18,306,494     12.29     7.281      686         300,106    77.48    12.78   100.00
January 2007                  272       63,506,612     42.63     7.316      696         233,480    78.13    13.85   100.00
February 2007                 101       22,237,227     14.93     7.093      663         220,171    79.47    20.08   100.00
October 2007                    2          557,500      0.37     6.736      696         278,750    79.99     0.00   100.00
November 2007                  10        2,226,250      1.49     6.440      700         222,625    75.67    14.94   100.00
December 2007                  18        5,200,840      3.49     6.771      689         288,936    79.32    20.63   100.00
January 2008                   80       19,215,594     12.90     7.290      687         240,195    78.10    16.16   100.00
February 2008                  15        4,031,416      2.71     6.769      648         268,761    73.63    16.89   100.00
October 2009                    1          280,000      0.19     6.000      723         280,000    70.00     0.00   100.00
November 2009                   4        1,042,300      0.70     6.548      728         260,575    79.99    29.39   100.00
December 2009                   8        2,687,850      1.80     6.458      703         335,981    69.00    49.14   100.00
January 2010                   28        5,342,024      3.59     7.450      692         190,787    79.77    11.01   100.00
February 2010                   4          779,900      0.52     7.778      704         194,975    79.99     0.00   100.00
                              ---     ------------    ------     -----      ---     -----------    -----    -----   ------
TOTAL:                        620     $148,963,187    100.00%    7.203%     688     $   240,263    77.94%   15.84%  100.00%
                              ===     ============    ======     =====      ===     ===========    =====    =====   ======